PERMISSION

We, Registered Oﬃce (UK) Ltd hereby give you permission when ordered to use 85 Great Portland Street, First Floor, London,

W1W 7LT or 40 Bloomsbury Way, Lower Ground Floor, London, WC1A 2SE or 63‐66 Ha on Garden, 5th Floor, Suite 23, London, EC1N

8LE as your registered oﬃce address and / or director service address and / as your business address for the period of one month / year from the date ordered.

PAYMENT

Payment Terms: 7 days from date of invoice

Bank Details for BACS payment or electronic/internet payment.

Bank: Lloyds

Bank Sort Code: 30‐93‐79

Bank Account Number: 20439460

Name of Account: Registered Oﬃce (UK) Ltd

Card Payment: h p://thelondonoﬃce.com/index/make_payment

Subject to our terms & condi ons of sale.

Best regards,

Registered Oﬃce Accounts

Email: accounts@theregisteredoﬃce.com

Tel: 020 7112 5367

If for any reason you do not wish to renew your service, you must advise us before the start of the next period.

The Registered Oﬃce and The London Oﬃce (trading names of Registered Oﬃce (UK) Limited registered in England ‐ Company

Number 09347868 ‐ Located at 85 Great Portland Street, First Floor, London, W1W 7LT)